EXHIBIT 99

                            Joint Filing Agreement

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of WESCO International, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of January 7, 2005.

                              THE CYPRESS GROUP L.L.C.

                              By: /s/ James A. Stern
                                 --------------------------------------
                                 Name:  James A. Stern
                                 Title: Member


                              CYPRESS ASSOCIATES L.P.

                              By:  The Cypress Group L.L.C., its
                                   General Partner

                                   By: /s/ James A. Stern
                                      ---------------------------------
                                      Name:  James A. Stern
                                      Title: Member


                              CYPRESS MERCHANT BANKING PARTNERS L.P.

                              By:  Cypress Associates L.P., its General Partner

                                   By:  The Cypress Group L.L.C., its General
                                        Partner

                                        By: /s/ James A. Stern
                                           -----------------------------------
                                           Name:  James A. Stern
                                           Title: Member


                              CYPRESS OFFSHORE PARTNERS L.P.

                              By:  Cypress Associates L.P., its General Partner

                                   By:  The Cypress Group L.L.C., its General
                                        Partner

                                        By: /s/ James A. Stern
                                           -----------------------------------
                                           Name:  James A. Stern
                                           Title: Member


                                    /s/ Jeffrey P. Hughes
                                    --------------------------------------
                                    Jeffrey P. Hughes

                                    /s/ James L. Singleton
                                    --------------------------------------
                                    James L. Singleton

                                    /s/ David P. Spalding
                                    --------------------------------------
                                    David P. Spalding

                                    /s/ James A. Stern
                                    --------------------------------------
                                    James A. Stern